Exhibit 32.1
Certification of CEO and CFO Pursuant to
18 U.S.C. Section 1350,
as Adopted Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002
In connection with the Quarterly Report on Form 10-Q of MediaAlpha, Inc. (the “Company”) for the quarterly period ended September 30, 2021 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Steven Yi, as Chief Executive Officer of the Company, and Cort Carlson, as Interim Chief Financial Officer of the Company, each hereby certifies, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that, to the best of his knowledge:
(1)The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 12, 2021	/s/ Steven Yi
Steven Yi
Chief Executive Officer, President and Co-Founder
(Principal Executive Officer)

/s/ Cort Carlson
Cort Carlson
Interim Principal Financial and Accounting Officer
(Interim Principal Financial Officer)